Exhibit 10.2

AMENDMENT NO. 1 TO FOUNDERS STOCK LETTER AGREEMENT

July 1, 2021

Reference is made to that certain letter agreement, dated January 21, 2021 (the “Original Agreement” and, as amended by this Amendment No. 1 (the “Amendment”), the “Letter Agreement”), by and among Climate Change Crisis Real Impact I Acquisition Corporation (“PubCo”), Climate Change Crisis Real Impact I Acquisition Holdings, LLC (the “Sponsor”), OC III LVS IX LP, (“OC LP”), TOCU XXXVII LLC, (“TOCU LLC” and, together with OC LP, the “Co-Investors”), Mary Powell, Richard L. Kauffman, Mimi Alemayehou, Anne Frank-Shapiro, Daniel Gross, Amir Mehr and Stephen Moch (collectively, and together with the Sponsor, the “Founder Stockholders” and, together with the Co-Investors, the “Investor Parties”) and EVgo Holdings, LLC (“Holdings”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Original Agreement.

In consideration of the mutual covenants and agreements contained in this Amendment, each of the undersigned parties agree to amend the Original Agreement as follows:

1.	Notwithstanding the provisions set forth in Section 6 of the Original Agreement, Transfers of Lock-Up Shares by the Founder Stockholders or any of their transferees permitted by the Letter Agreement (who have complied with this paragraph 1 and all other applicable provisions of the Letter Agreement, “permitted transferees”), are permitted (a) to any member(s) of the Sponsor or a permitted transferee, any affiliates of such members and funds and accounts advised by such members; (b) in the case of an individual, by virtue of the laws of descent and distribution upon death of such person; (c) in the case of an individual, pursuant to a qualified domestic relations order; (d) by virtue of the laws of the State of Delaware or the applicable limited liability company agreement upon dissolution of the Sponsor or its permitted transferees; provided, however, that, each such Transfer shall be permitted only if the recipient of such Transferred Lock-Up Shares executes a joinder to the Letter Agreement in the form attached hereto as Annex A.

2.	Notwithstanding the provisions set forth in Section 7 of the Original Agreement, Transfers of $12.50 Threshold Shares by the Founder Stockholders or any of their permitted transferees (that have complied with this paragraph 2 and all other applicable provisions of the Letter Agreement, “permitted transferees”), are permitted (a) to any member(s) of the Sponsor or a permitted transferee, any affiliates of such members and funds and accounts advised by such members; (b) in the case of an individual, by virtue of the laws of descent and distribution upon death of such person; (c) in the case of an individual, pursuant to a qualified domestic relations order; (d) by virtue of the laws of the State of Delaware or the applicable limited liability company agreement upon dissolution of the Sponsor or its permitted transferees; provided, however, that, each such Transfer shall be permitted only if the recipient of such Transferred $12.50 Threshold Shares executes a joinder to the Letter Agreement in the form attached hereto as Annex A.

3.	Notwithstanding the provisions set forth in Section 8 of the Original Agreement, Transfers of $15.00 Threshold Shares by the Founder Stockholders or any of their permitted transferees (that have complied with this paragraph 3 and all other applicable provisions of the Letter Agreement, “permitted transferees”), are permitted (a) to any member(s) of the Sponsor or a permitted transferee, any affiliates of such members and funds and accounts advised by such members; (b) in the case of an individual, by virtue of the laws of descent and distribution upon death of such person; (c) in the case of an individual, pursuant to a qualified domestic relations order; (d) by virtue of the laws of the State of Delaware or the applicable limited liability company agreement upon dissolution of the Sponsor or its permitted transferees; provided, however, that, each such Transfer shall be permitted only if the recipient of such Transferred $15.00 Threshold Shares executes a joinder to the Letter Agreement in the form attached hereto as Annex A.

4.	Except as expressly amended hereby, all the other terms and provisions of the Original Agreement shall remain in full force and effect. Except as expressly set forth in this Amendment, no party waives, modifies, alters, or releases any right, remedy, or claim that such party may have, whether under the Original Agreement or otherwise, including without limitation any right or claim a party may have under any section of the Original Agreement other than the specified section with respect to which such matter is addressed in this Amendment.

5.	This Amendment and all amendments, modifications, restatements and supplements set forth herein shall be made effective as of the closing date of the Business Combination.

6.	Section 19 of the Original Agreement is incorporated by reference into this Amendment, mutatis mutandis.

7.	This Amendment may be signed in any number of counterparts, each of which is an original and all of which taken together shall constitute one and the same instrument. The delivery of an electronic signature by means of .pdf, .tif, .gif, .jpeg or similar attachment to e-mail, as well as electronic signatures complying with the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act or other applicable Law (e.g., www.docusign.com), to, or a copy/scan of a manual signature on a counterpart to, this Amendment by facsimile, email or other electronic transmission shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. No party hereto or to any such contract shall raise the use of electronic transmission by means of .pdf, .tif, .gif, .jpeg or similar attachment to e-mail to deliver a signature or the fact that any signature or contract was transmitted or communicated by .pdf, .tif, .gif, .jpeg or similar attachment to e-mail as a defense to the formation of a contract, and each such party forever waives any such defense.

[Signature Pages Follow]

Please indicate your agreement to the terms of this Amendment by signing where indicated below.

Very truly yours,

CLIMATE CHANGE CRISIS REAL IMPACT I
ACQUISITION HOLDINGS, LLC

By:	/s/ John A. Cavalier
Name:	John A. Cavalier
Title:	Chief Financial Officer

FOUNDER STOCKHOLDERS

By:	/s/ Mary Powell
Name:	Mary Powell

By:	/s/ Richard L. Kauffman
Name:	Richard L. Kauffman

By:	/s/ Mimi Alemayehou
Name:	Mimi Alemayehou

By:	/s/ Anne Frank-Shapiro
Name:	Anne Frank-Shapiro

By:	/s/ Daniel Gross
Name:	Daniel Gross

By:	/s/ Amir Mehr
Name:	Amir Mehr

By:	/s/ Stephen Moch
Name:	Stephen Moch

[Signature Page to Amendment to Letter Agreement]

Acknowledged and agreed

as of the date of this Amendment:

CLIMATE CHANGE CRISIS REAL IMPACT I ACQUISITION CORPORATION

By:	/s/ David Crane
Name:	David Crane
Title:	Chief Executive Officer

[Signature Page to Amendment to Letter Agreement]

Acknowledged and agreed

as of the date of this Amendment:

EVGO HOLDINGS, LLC

By:	/s/ David Nanus
Name:	David Nanus
Title:	EVP

[Signature Page to Amendment to Letter Agreement]

Exhibit 10.2

ANNEX A – FORM OF JOINDER

Letter Agreement Joinder

[Date]

Reference is made to that certain letter agreement, dated January 21, 2021 (as amended by Amendment No. 1, dated June [•], 2021, the “Letter Agreement”), by and among Climate Change Crisis Real Impact I Acquisition Corporation (“PubCo”), Climate Change Crisis Real Impact I Acquisition Holdings, LLC (the “Sponsor”), OC III LVS IX LP, (“OC LP”), TOCU XXXVII LLC, (“TOCU LLC” and, together with OC LP, the “Co-Investors”), Mary Powell, Richard L. Kauffman, Mimi Alemayehou, Anne Frank-Shapiro, Daniel Gross, Amir Mehr and Stephen Moch (collectively, and together with the Sponsor, the “Founder Stockholders” and, together with the Co-Investors, the “Investor Parties”) and EVgo Holdings, LLC (“Holdings”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Letter Agreement.

1.       Joinder. The undersigned hereby acknowledges, agrees and confirms that by its execution and delivery hereof, it shall be deemed to be a party to the Letter Agreement as if it were an original signatory thereto and expressly assumes and agrees to perform and discharge all of the obligations, covenants and liabilities of a “Founder Stockholder” under the Letter Agreement provided that the undersigned’s amounts of Lock-Up Shares, $12.50 Threshold Shares and $15.00 Threshold Shares shall be as set forth on the Exhibit A attached hereto.

2.       Counterparts. This joinder may be signed in any number of counterparts, each of which is an original and all of which taken together shall constitute one and the same instrument. The delivery of an electronic signature by means of .pdf, .tif, .gif, .jpeg or similar attachment to e-mail, as well as electronic signatures complying with the U.S. federal ESIGN Act of 2000, the Uniform Electronic Transactions Act or other applicable Law (e.g., www.docusign.com), to, or a copy/scan of a manual signature on a counterpart to, this Amendment by facsimile, email or other electronic transmission shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. No party hereto or to any such contract shall raise the use of electronic transmission by means of .pdf, .tif, .gif, .jpeg or similar attachment to e-mail to deliver a signature or the fact that any signature or contract was transmitted or communicated by .pdf, .tif, .gif, .jpeg or similar attachment to e-mail as a defense to the formation of a contract, and each such party forever waives any such defense.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date above first written and authorizes this signature page to be attached to a counterpart of the Letter Agreement.

FOUNDER STOCKHOLDER

By:
Name:
Title:

[Signature Page to Joinder to Letter Agreement]

EXHIBIT A

The table below sets forth the Total Shares, Lock-Up Shares, $12.50 Threshold Shares and $15.00 Threshold Shares for the Founder Stockholder named therein.

Permitted Transferee Founder Stockholder	Address	Total Shares	Lock-Up Shares	$12.50 Threshold Shares	$15.00 Threshold Shares
[__]	[__]	[__]	[__]	[__]	[__]

The table below sets forth the Total Shares, Lock-Up Shares, $12.50 Threshold Shares and $15.00 Threshold Shares for the Founder Stockholder who Transferred shares to the above named Founder Stockholder.

Transferring Founder Stockholder	Address	Total Shares	Lock-Up Shares	$12.50 Threshold Shares	$15.00 Threshold Shares
[__]	[__]	[__]	[__]	[__]	[__]

Ex. A